Exhibit 99.1

AEGION®

Stronger. Safer. Infrastructure.®

August 1, 2016
St. Louis, Missouri

AEGION CORPORATION REPORTS 2016 SECOND QUARTER FINANCIAL RESULTS

The Company expects improved earnings in 2H'16 despite ongoing challenges in the energy markets.

- Q2'16 earnings per diluted share were $0.10 compared to $0.24 in Q2'15. Adjusted (non-GAAP)[1] Q2'16 earnings per diluted share were $0.23 compared to $0.35 in Q2'15.
- A record cash balance in 2015 led to investments of approximately $91 million for acquisitions and $25 million for share repurchases during 1H'16, which resulted in consolidated cash and cash equivalents at June 30, 2016 of $111 million.
- 2016 Restructuring was substantially completed in Q2'16 with expected pre-tax annual cost reductions of $17 million, most of which are expected to be recognized in 2016, ahead of the previous expectation of $15 to $16 million.

[1] *Adjusted (non-GAAP) results for the quarters and six-month periods ended June 30, 2016 and 2015 exclude certain charges related to the Company's restructuring efforts and acquisition-related expenses. The reconciliation of adjusted results begins on page 8.*

Q2 2016 HIGHLIGHTS

- Contract backlog was $752 million at June 30, 2016, including record backlog for cathodic protection services.
- Infrastructure Solutions set a Q2 record for project wins in the N.A. wastewater CIPP market, a portion of which is pending final contract approval.
- Infrastructure Solutions had a solid quarter despite the absence of a large industrial project completed in 2015.
- Improved performance in Corrosion Protection's U.S. cathodic protection services was overshadowed by weakness in the upstream and Canadian energy markets.
- Additional costs to downsize upstream operations impacted Energy Services' financial results.
- Preparations for the Shell Appomattox contract remain on track for the planned start in Q4'16.

"As we enter Aegion's prime earnings season, we expect adjusted 2H'16 EPS to be largely in line with the prior year period. However, we don't expect additional project activity to make up for the short-term issues in Q2'16, which means adjusted 2016 EPS will likely fall below the adjusted result in 2015. We are confident the tailwinds in the N.A. municipal pipe rehabilitation market, an improving U.S. midstream market and execution of the Appomattox contract will build positive momentum as we conclude 2016 and move into 2017."

Charles R. Gordon, President and CEO


Revenues
$337.1
$297.7
(11.7)%
Q2'15
Q2'16


Gross Profit
$72.1
$61.2
$73.0
$63.6
(15.1)%
(13.0)%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Income
$14.5
$8.1
$20.2
$14.8
(43.9)%
(26.8)%
Q2'15
Q2'16
Q2'15
Q2'16

In USD millions, except percentages.

– GAAP results.

– Adjusted (non-GAAP) results. Reconciliation begins on page 8.


Gross Margin
21.4%
20.6%
21.7%
21.4%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Margin
4.3%
2.7%
6.0%
5.0%
Q2'15
Q2'16
Q2'15
Q2'16

INFRASTRUCTURE SOLUTIONS CONTINUES TO DELIVER STRONG PERFORMANCE IN ITS CORE MARKETS

The Company reports its results on a GAAP and adjusted (non-GAAP) basis. Adjusted measures exclude certain pre-tax charges and are reconciled to the most directly comparable GAAP measures beginning on page 8.



Revenues
$149.1
$150.2
0.7%
Q2'15
Q2'16
Gross Profit
$39.0
$39.2
0.4%
$40.0
$41.5
3.7%
Q2'15
Q2'16
Q2'15
Q2'16
Operating Income
$12.1
$13.1
7.9%
$17.8
$17.2
(3.5)%
Q2'15
Q2'16
Q2'15
Q2'16
In USD millions, except percentages.
– GAAP results.
– Adjusted (non-GAAP) results.
Gross Margin
26.2%
26.1%
26.8%
27.6%
Q2'15
Q2'16
Q2'15
Q2'16
Operating Margin
8.1%
8.7%
11.9%
11.4%
Q2'15
Q2'16
Q2'15
Q2'16

Q2 2016 Highlights

- Infrastructure Solutions grew revenues, expanded gross margins and increased operating income in the N.A. wastewater CIPP market.
- Underground Solutions' contribution in Q2'16 was in line with expectations.
- Infrastructure Solutions' year-over-year performance was impacted by the absence in 2016 of a large Tyfo® Fibrwrap® industrial pressure pipe project performed in 2015.
- Recognized approximately $1.0 million in cost reductions from the 2016 Restructuring, which partially offset the inclusion of operating expenses from Underground Solutions.

Infrastructure Solutions is well-positioned for 2H'16 given a strong outlook in the N.A. wastewater CIPP market, expected contributions from Underground Solutions and cost reductions from the 2016 Restructuring.

For 2016, revenues and operating income for Infrastructure Solutions are expected to increase modestly, including the anticipated contribution from Underground Solutions.

Product development and recent acquisitions create a foundation for growth in the pressure pipe rehabilitation markets in the years to come.

2016 Outlook

- Infrastructure Solutions was low bidder for approximately $114 million in new orders during Q2'16 for the N.A. wastewater CIPP market, a record for a Q2 period. Projects within these orders totaling approximately $70 million were pending final contract signatures at June 30, 2016.
- Municipal expenditures for wastewater and pressure pipeline rehabilitation remain favorable.
- The 2016 Restructuring is expected to reduce annual costs by approximately $3.0 million, a majority of which is anticipated to be recognized in 2016.
- The expected 2016 full year contribution from Underground Solutions is in line with expectations at the time of the acquisition.

Infrastructure Solutions Contract Backlog



$362.9
$313.9
(13.5)%
6/30/15
6/30/16

In USD millions, except percentage.

CORROSION PROTECTION BEGINNING TO BENEFIT FROM AN IMPROVING U.S. MIDSTREAM MARKET

The Company reports its results on a GAAP and adjusted (non-GAAP) basis. Adjusted measures exclude certain pre-tax charges and are reconciled to the most directly comparable GAAP measures beginning on page 8.


Revenues
$106.0
$94.4
(11.0)%
Q2'15
Q2'16


Gross Profit
$21.9
$17.1
(21.9)%
$21.9
$17.2
(21.6)%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Income
$0.9
$(3.4)
$(2.5)
$0.9
$(2.4)
$(1.5)
Q2'15
Q2'16
Q2'15
Q2'16

In USD millions, except percentages.

– GAAP results.

– Adjusted (non-GAAP) results.


Gross Margin
20.6%
18.1%
20.6%
18.2%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Margin
0.9%
(2.6)%
0.9%
(1.6)%
Q2'15
Q2'16
Q2'15
Q2'16

Q2 2016 Highlights

- The expected challenges in the upstream market negatively impacted Corrosion Protection's results.
- Contributions from U.S. cathodic protection services grew significantly compared to Q2'15.
- Actions from the 2016 Restructuring reduced costs by approximately $1.0 million, both in cost of sales and operating expense.
- Corrosion Protection was able to largely offset the initial impact from the wild fires in Western Canada; however, project delays and further pricing pressures are expected in 2H'16.

The expected outlook in 2H'16 calls for improved performance, especially in Q4'16, due to record backlog for cathodic protection services (primarily in the U.S. midstream market), the anticipated start of the Shell Appomattox project and the realization of a significant portion of the total annual cost reductions.

For the full year, Corrosion Protection expects modest revenue growth, but a modest decline in operating income, excluding the contribution in 2015 from the Canadian pipe coating JV sold in early 2016. The anticipated stronger 2H'16 will not offset the expected upstream challenges and the likelihood for additional project delays and pricing pressures in the Canadian energy market.

2016 OUTLOOK

- Corrosion Protection backlog for cathodic protection services at June 30, 2016 was at a record level, which provides a foundation for a stronger 2H'16, while its Canadian operation continues to see delays in project releases.
- Reported backlog includes the large Shell Appomattox contract, which remains on schedule for full production pipe coating and insulation applications in Q4'16. The duration of the contract is expected to be three to five quarters.
- 2016 Restructuring is expected to reduce annual costs by approximately $8.0 million, mostly in cost of sales, a majority of which is expected to be realized in 2016.


Corrosion Protection
Contract Backlog
$173.4
$259.6
49.7%
6/30/2015
6/30/2016

In USD millions, except percentage.
Note: Backlog at June 30, 2015 included $7 million for the Canadian JV sold on February 4, 2016.

ENERGY SERVICES EXPECTS IMPROVED 2H'16 RESULTS AFTER ACTIONS TO DOWNSIZE ITS UPSTREAM OPERATIONS

The Company reports its results on a GAAP and adjusted (non-GAAP) basis. Adjusted measures exclude certain pre-tax charges and are reconciled to the most directly comparable GAAP measures beginning on page 8.


Revenues
$82.0
$53.1
(35.3)%
Q2'15
Q2'16


Gross Profit
$11.1
$4.9
(55.9)%
$11.1
$4.9
(55.9)%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Income
$1.5
$(4.0)
$(2.5)
$1.5
$(2.4)
$(0.9)
Q2'15
Q2'16
Q2'15
Q2'16

In USD millions, except percentages.

– GAAP results.

– Adjusted (non-GAAP) results.


Gross Margin
13.6%
9.3%
13.6%
9.3%
Q2'15
Q2'16
Q2'15
Q2'16


Operating Margin
1.8%
(4.6)%
1.8%
(1.6)%
Q2'15
Q2'16
Q2'15
Q2'16

Q2 2016 Highlights

- Performance in the U.S. West Coast downstream market was down because of strong turnaround activity and additional billable maintenance hours in 2015 from two isolated refinery events.
- Downsizing of Energy Services' upstream operations in Central California, including certain lump-sum contracts, took longer to complete and incurred higher costs than originally expected, which will not be made up in 2H'16.
- Operating expense declined 40.2% to $5.8 million due in large part to cost reductions associated with the upstream repositioning and a decrease in a reserve for certain Brinderson pre-acquisition matters of $1.8 million.

Energy Services substantially completed the downsizing of its upstream operations in Central California during 1H'16. The outlook for 2H'16 is more favorable because of the planned downstream maintenance schedule, a modest level of turnaround activity and realization of the cost reductions from the 2016 Restructuring.

For full year 2016, revenues are expected to be approximately $250 million for a platform now focused on the downstream market. There are efforts underway to further optimize business processes to help improve operating margins during 2H'16.

2016 Outlook

- The backlog decline reflects reduced exposure in the Central California upstream market, while backlog increased 5.4% from March 31, 2016.
- Downstream West Coast maintenance contracts provide a stable foundation for Energy Services' expected performance in 2H'16, including a new $35 million 5-year contract, estimated at $7 million per year, for maintenance at a refinery in the Pacific Northwest.
- There are now several small turnarounds planned for Q4'16. While modest in size, these activities are expected to support a stronger 2H'16 for Energy Services.
- Cost reductions from the 2016 Restructuring are expected to be approximately $6.0 million, most of which are expected to be realized in 2016.


Energy Services
Contract Backlog
$223.9
$178.4
$68.2
$155.7
$31.3
$147.1
(20.3)%
06/30/15
06/30/16
– Upstream
– Downstream

In USD millions, except percentage.

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts limited to the next 12 months of expected revenues.

2016 RESTRUCTURING

On January 4, 2016, Aegion initiated the 2016 Restructuring plan. As of June 30, 2016, the Company had substantially completed its efforts to reposition Energy Services' upstream operations in California, right-size the Corrosion Protection platform and reduce corporate and other operating expenses in an effort to better position the Company in what is expected to be a persistent low energy price environment.

- Aegion recorded pre-tax charges, mostly cash, of $13.5 million during 1H'16. This is greater than the previously announced range of $11 to $13 million due to more time required to downsize Energy Services' upstream operations along with additional actions to reduce costs within Corrosion Protection. The Company expects approximately $1.5 million of additional pre-tax charges during 2H'16.
    - Pre-tax charges, mostly cash, are for employee severance, extension of benefits, employment assistance programs, early lease termination, office closures as well as a relatively small amount of non-cash costs.
- The restructuring is expected to reduce consolidated annual costs by approximately $17 million both in cost of sales and operating expense, most of which is expected to be realized in 2016, which is greater than the previous estimate of $15 to $16 million.

> "The downsizing of Aegion's upstream operations and company-wide cost reductions were necessary to address the current state of the energy markets and our expectations for a prolonged period of low oil and natural gas prices.
>
> "We continue to pursue opportunities for future sustainable growth by aligning our diversified portfolio around the best prospects we see today in the municipal water and wastewater pipeline rehabilitation and midstream pipeline corrosion prevention and monitoring end markets."
>
> Charles R. Gordon, President and CEO

Aegion Restructuring Charges (pre-tax)


$9.7
$13.5
Q1'16
1H'16

In USD millions

Aegion Realized Cost Reductions (pre-tax)


$3.0
$6.4
Q1'16
1H'16

In USD millions

Second quarter 2016 earnings call scheduled for August 2, 2016 at 9:30 am Eastern Daylight Time

WWW.AEGION.COM/INVESTORS/WEBCAST

Aegion's Investor Relations website contains information about Aegion, including financial and other information for investors. Aegion encourages investors to periodically visit this website.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market leading expertise to maintain, rehabilitate, and strengthen infrastructure around the world. Since 1971, the company has played a pioneering role in finding transformational solutions to rehabilitate aging infrastructure including pipelines in the wastewater, water, energy and mining industries; buildings, bridges and other structures; as well as maintain the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure®. More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 29, 2016, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share from continuing operations. The adjusted earnings per share in the quarters and six-month periods ended June 30, 2016 and 2015 exclude certain charges related to the Company's restructuring efforts and acquisition-related expenses.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Tyfo®, Fibrwrap®, Corrpro®and Underground Solutions® are registered trademarks of Aegion Corporation and its affiliates. (AEGN-ER)

CONTACT: Aegion Corporation
David A. Martin, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended June 30,		For the Six Months Ended June 30,	
	2016	2015	2016	2015
Revenues	$ 297,686	$ 337,096	$ 591,594	$ 646,262
Cost of revenues	236,496	265,043	475,990	515,019
Gross profit	61,190	72,053	115,604	131,243
Operating expenses	50,806	57,326	101,531	106,410
Acquisition-related expenses	704	—	1,735	323
Restructuring charges	1,535	204	8,332	862
Operating income	8,145	14,523	4,006	23,648
Other income (expense):				
Interest expense	(3,641)	(2,989)	(7,256)	(6,221)
Interest income	128	78	160	204
Other	(498)	778	(1,471)	(2,001)
Total other expense	(4,011)	(2,133)	(8,567)	(8,018)
Income (loss) before taxes on income	4,134	12,390	(4,561)	15,630
Taxes (benefit) on income (loss)	941	3,542	(3,805)	5,410
Net income (loss)	3,193	8,848	(756)	10,220
Non-controlling interests	229	(164)	386	(177)
Net income (loss) attributable to Aegion Corporation	$ 3,422	$ 8,684	$ (370)	$ 10,043
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ 0.10	$ 0.24	$ (0.01)	$ 0.27
Diluted	$ 0.10	$ 0.24	$ (0.01)	$ 0.27
Weighted average shares outstanding - Basic	34,986,905	36,468,374	35,237,742	36,886,777
Weighted average shares outstanding - Diluted	35,466,764	36,783,171	35,237,742	37,153,171

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2016

	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 236,496	$ (10)	$ (2,363)	$ 234,123
Gross profit	61,190	10	2,363	63,563
Operating expenses	50,806	(2,029)	—	48,777
Acquisition-related expenses	704	—	(704)	—
Restructuring charges	1,535	(1,535)	—	—
Operating income	8,145	3,574	3,067	14,786
Other income (expense):				
Other	(498)	249	—	(249)
Income before taxes on income	4,134	3,823	3,067	11,024
Taxes on income	941	1,290	1,022	3,253
Net income	3,193	2,533	2,045	7,771
Net income attributable to Aegion Corporation [3]	3,422	2,533	2,045	8,000
Diluted earnings (loss) per share:				
Net income attributable to Aegion Corporation [3]	$ 0.10	$ 0.07	$ 0.06	$ 0.23

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $10 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,029 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $1,535 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as “Restructuring charges” in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $249 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $2,363 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company’s acquisition of Underground Solutions; and (ii) expenses of $704 incurred in connection with the Company’s acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2015

	As Reported (GAAP)	Restructuring Charges [1]	As Adjusted (Non-GAAP)
Affected Line Items:			
Cost of revenues	$ 265,043	$ (968)	$ 264,075
Gross profit	72,053	968	73,021
Operating expenses	57,326	(4,500)	52,826
Restructuring charges	204	(204)	—
Operating income	14,523	5,672	20,195
Other income (expense):			
Interest expense	(2,989)	42	(2,947)
Other	778	(20)	758
Income before taxes on income	12,390	5,694	18,084
Taxes on income	3,542	1,327	4,869
Net income attributable to Aegion Corporation [2]	8,684	4,367	13,051
Diluted earnings per share:			
Net income attributable to Aegion Corporation [2]	$ 0.24	$ 0.11	$ 0.35

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $968 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,500 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $204 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $22 related to the write-off of certain other assets.

(2) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2016

	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 475,990	$ (45)	$ (3,572)	$ 472,373
Gross profit	115,604	45	3,572	119,221
Operating expenses	101,531	(4,759)	—	96,772
Acquisition-related expenses	1,735	—	(1,735)	—
Restructuring charges	8,332	(8,332)	—	—
Operating income	4,006	13,136	5,307	22,449
Other income (expense):				
Other	(1,471)	249	—	(1,222)
Income (loss) before taxes on income	(4,561)	13,385	5,307	14,131
Taxes (benefit) on income (loss)	(3,805)	4,374	1,631	2,200
Net income (loss)	(756)	9,011	3,676	11,931
Net income (loss) attributable to Aegion Corporation [3]	(370)	9,011	3,676	12,317
Diluted earnings (loss) per share:				
Net income (loss) attributable to Aegion Corporation [3]	$ (0.01)	$ 0.26	$ 0.10	$ 0.35

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $45 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,759 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $8,332 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $249 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $1,735 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S and other potential acquisition activity pursued by the Company during the period.

(3) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2015

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 515,019	$ (982)	$ —	$ 514,037
Gross profit	131,243	982	—	132,225
Operating expenses	106,410	(4,632)	—	101,778
Acquisition-related expenses	323	—	(323)	—
Restructuring charges	862	(862)	—	—
Operating income	23,648	6,476	323	30,447
Other income (expense):				
Interest expense	(6,221)	84	—	(6,137)
Other	(2,001)	2,672	—	671
Income before taxes on income	15,630	9,232	323	25,185
Taxes on income	5,410	1,592	128	7,130
Net income attributable to Aegion Corporation (3)	10,043	7,640	195	17,878
Diluted earnings per share:				
Net income attributable to Aegion Corporation (3)	$ 0.27	$ 0.21	$ —	$ 0.48

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $982 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,632 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $862 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,756 related primarily to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors and other potential acquisition activity pursued by the Company during the period.

(3) Includes non-controlling interests.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Revenues	$ 150,199	$ —	$ 150,199	$ 149,091	$ —	$ 149,091
Cost of revenues	111,024	(2,314)	108,710	110,060	(968)	109,092
Gross profit	39,175	2,314	41,489	39,031	968	39,999
Gross profit margin	26.1%		27.6%	26.2%		26.8%
Operating expenses	24,776	(451)	24,325	26,712	(4,500)	22,212
Acquisition-related expenses	704	(704)	—	—	—	—
Restructuring charges	628	(628)	—	204	(204)	—
Operating income	13,067	4,097	17,164	12,115	5,672	17,787
Operating margin	8.7%		11.4%	8.1%		11.9%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisitions of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Corrosion Protection

(in thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 94,410	$ —	$ 94,410	$ 106,022	$ —	$ 106,022
Cost of revenues	77,307	(59)	77,248	84,135	—	84,135
Gross profit	17,103	59	17,162	21,887	—	21,887
Gross profit margin	18.1 %		18.2 %	20.6%		20.6%
Operating expenses	18,767	(93)	18,674	20,951	—	20,951
Restructuring charges	805	(805)	—	—	—	—
Operating income (loss)	(2,469)	957	(1,512)	936	—	936
Operating margin	(2.6)%		(1.6)%	0.9%		0.9%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 53,077	$ —	$ 53,077	$ 81,983	$ —	$ 81,983
Cost of revenues	48,165	—	48,165	70,848	—	70,848
Gross profit	4,912	—	4,912	11,135	—	11,135
Gross profit margin	9.3 %		9.3 %	13.6%		13.6%
Operating expenses	7,263	(1,485)	5,778	9,663	—	9,663
Restructuring charges	102	(102)	—	—	—	—
Operating income (loss)	(2,453)	1,587	(866)	1,472	—	1,472
Operating margin	(4.6)%		(1.6)%	1.8%		1.8%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Segment Reporting

Infrastructure Solutions

(in thousands)	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 275,961	$ —	$ 275,961	$ 271,564	$ —	$ 271,564
Cost of revenues	207,042	(3,558)	203,484	203,918	(982)	202,936
Gross profit	68,919	3,558	72,477	67,646	982	68,628
Gross profit margin	25.0%		26.3%	24.9%		25.3%
Operating expenses	45,702	(410)	45,292	47,337	(4,632)	42,705
Acquisition-related expenses	1,735	(1,735)	—	—	—	—
Restructuring charges	2,607	(2,607)	—	862	(862)	—
Operating income	18,875	8,310	27,185	19,447	6,476	25,923
Operating margin	6.8%		9.9%	7.2%		9.5%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Corrosion Protection

(in thousands)	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 186,856	$ —	$ 186,856	$ 207,765	$ —	$ 207,765
Cost of revenues	152,554	(59)	152,495	165,049	—	165,049
Gross profit	34,302	59	34,361	42,716	—	42,716
Gross profit margin	18.4 %		18.4 %	20.6%		20.6%
Operating expenses	39,216	(410)	38,806	41,280	—	41,280
Restructuring charges	3,225	(3,225)	—	—	—	—
Operating income (loss)	(8,139)	3,694	(4,445)	1,436	—	1,436
Operating margin	(4.4)%		(2.4)%	0.7%		0.7%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 128,777	$ —	$ 128,777	$ 166,933	$ —	$ 166,933
Cost of revenues	116,394	—	116,394	146,052	—	146,052
Gross profit	12,383	—	12,383	20,881	—	20,881
Gross profit margin	9.6 %		9.6 %	12.5%		12.5%
Operating expenses	16,613	(3,939)	12,674	17,793	—	17,793
Acquisition-related expenses	—	—	—	323	(323)	—
Restructuring charges	2,500	(2,500)	—	—	—	—
Operating income (loss)	(6,730)	6,439	(291)	2,765	323	3,088
Operating margin	(5.2)%		(0.2)%	1.7%		1.8%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	June 30, 2016	December 31, 2015
Assets		
Current assets		
Cash and cash equivalents	$ 110,792	$ 209,253
Restricted cash	5,299	5,796
Receivables, net of allowances of $7,646 and $14,524, respectively	189,652	200,883
Retainage	37,687	37,285
Costs and estimated earnings in excess of billings	93,754	89,141
Inventories	61,932	47,779
Prepaid expenses and other current assets	72,607	66,999
Assets held for sale	—	21,060
Total current assets	571,723	678,196
Property, plant & equipment, less accumulated depreciation	153,741	144,833
Other assets		
Goodwill	297,223	249,120
Identified intangible assets, less accumulated amortization	202,073	174,118
Deferred income tax assets	3,432	2,130
Other assets	6,736	5,616
Total other assets	509,464	430,984
Total Assets	$ 1,234,928	$ 1,254,013
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 63,876	$ 72,732
Accrued expenses	103,686	112,951
Billings in excess of costs and estimated earnings	96,171	87,475
Current maturities of long-term debt and line of credit	17,646	17,648
Liabilities held for sale	—	6,961
Total current liabilities	281,379	297,767
Long-term debt, less current maturities	361,221	333,480
Deferred income tax liabilities	20,608	19,386
Other non-current liabilities	11,234	8,824
Total liabilities	674,442	659,457
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 34,720,534 and 36,053,499, respectively	347	361
Additional paid-in capital	180,394	199,951
Retained earnings	425,204	425,574
Accumulated other comprehensive loss	(53,208)	(47,861)
Total stockholders' equity	552,737	578,025
Non-controlling interests	7,749	16,531
Total equity	560,486	594,556
Total Liabilities and Equity	$ 1,234,928	$ 1,254,013

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (in thousands)

	For the Six Months Ended June 30, 2016	For the Six Months Ended June 30, 2015
Cash flows from operating activities:		
Net income (loss)	$ (756)	$ 10,220
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	23,155	21,097
Gain on sale of fixed assets	(1,225)	(970)
Equity-based compensation expense	5,616	4,582
Deferred income taxes	(1,054)	2,001
Non-cash restructuring charges	276	1,212
Loss on sale of businesses	—	2,864
Loss on foreign currency transactions	1,638	424
Other	889	(1,391)
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,693	(1,128)
Receivables net, retainage and costs and estimated earnings in excess of billings	16,027	(6,410)
Inventories	(311)	1,377
Prepaid expenses and other assets	(4,056)	(221)
Accounts payable and accrued expenses	(37,908)	3,702
Billings in excess of costs and estimated earnings	5,409	21,021
Other operating	512	49
Net cash provided by operating activities	9,905	58,429
Cash flows from investing activities:		
Capital expenditures	(19,445)	(12,087)
Proceeds from sale of fixed assets	2,426	1,186
Patent expenditures	(911)	(1,576)
Restricted cash related to investing activities	(1,086)	—
Purchase of Underground Solutions, Inc., net of cash acquired	(85,167)	—
Purchase of Fyfe Europe S.A. and related companies	(2,800)	—
Purchase of CIPP business of Leif M. Jensen A/S	(3,235)	—
Purchase of Schultz Mechanical Contractors, Inc.	—	(6,878)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	4,599	—
Payment to Fyfe Asia sellers for final net working capital	—	(5)
Net cash used in investing activities	(105,619)	(19,360)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	13	1,299
Repurchase of common stock	(25,200)	(21,926)
Distributions to non-controlling interests	(1,276)	—
Payment of contingent consideration related to acquisition of Schultz Mechanical Contractors, Inc.	(500)	—
Proceeds from notes payable	—	1,505
Principal payments on notes payable	—	(1,875)
Proceeds from line of credit	37,000	26,000
Payments on line of credit	(1,000)	—
Principal payments on long-term debt	(8,750)	(39,593)
Net cash provided by (used in) financing activities	287	(34,590)
Effect of exchange rate changes on cash	(5,477)	(6,372)
Net decrease in cash and cash equivalents for the period	(100,904)	(1,893)
Cash and cash equivalents, beginning of year	211,696	174,965
Cash and cash equivalents, end of period	$ 110,792	$ 173,072